EPH CHINA FUND
A series of the Investment Managers Series Trust

SUPPLEMENT DATED MARCH 17, 2011
to the Summary Prospectus and Prospectus,
each dated October 28, 2010

Effective March 15, 2011, the EPH China Fund changed its name to the EP China Fund.  The Fund’s toll-free phone number is changed to 1-888-558-5851.  The prospectus is modified as follows:

Under the heading “SUMMARY SECTION” in the summary prospectus and prospectus:

1.	Page 3, under “Investment Advisor” and “Portfolio Manager” the following replaces the current information:

Investment Advisor and Sub-Advisor
Euro Pacific Asset Management, LLC (the “Advisor”) is the Fund’s investment advisor. New Sheridan Advisors, Inc. (the “Sub-advisor”) is the Fund’s sub-advisor.

Portfolio Manager
Russell Hoss, CFA, President and Portfolio Manager of the Sub-advisor, has been the portfolio manager of the Fund since its inception on July 31, 2009.

Under the heading “MANAGEMENT OF THE FUND” in the prospectus:

2.	Page 7, under “Investment Advisor” and “Portfolio Manager” the following replaces the current information:

Investment Advisor and Sub-advisor

The Fund’s investment advisor is Euro Pacific Asset Management, LLC, 1201 Dove Street, Suite 370, Newport Beach, California 92660, an investment adviser registered with the SEC since 2009. As the Fund’s investment advisor, Euro Pacific Asset Management provides investment advisory services to the Fund, including: (i) providing research and economic insight to the Sub-advisor; (ii) providing overall supervision for the general management and operations of the Fund; (iii) monitoring and supervising the activities of the Sub-advisor; and (iv) providing related administrative services. As of October 31, 2010, the Advisor had $221 million in assets under management.

For providing services to the Fund, the Advisor receives an annual advisory fee equal to 1.15% of average daily net assets of the Fund.  Pursuant to a sub-advisory agreement, the Advisor pays a portion of this fee to the Sub-advisor. The Fund’s SAI provides additional information about the fees paid to the Advisor and Sub-advisor.

The Fund’s sub-advisor, New Sheridan Advisors, Inc., 1201 Dove Street, Suite 370, Newport Beach, CA 92660 is an investment adviser registered with the SEC since 2009.  The Sub-advisor is responsible for the day-to-day management of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor.  As of October 31, 2010, the Sub-advisor had $80.9 million in assets under management.

Euro Pacific Halter Asia Management, Inc. ("EPHAM"), served as investment advisor to the Fund from the Fund’s commencement of operations on July 31, 2009, until November 30, 2010, when the owners of EPHAM restructured their interests.  EPHAM changed its name to New Sheridan Advisors, Inc. on December 1, 2010.  As investment advisor to the Fund, EPHAM received an annual advisory fee equal to 1.15% of average daily net assets of the Fund, the same annual advisory fee received by the Advisor.

A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and the Advisor and the sub-advisory agreement between the Advisor and the Sub-advisor is included in the Fund’s semi-annual report for the period ended December 31, 2010.

Portfolio Manager
Russell E. Hoss is responsible for the day-to-day management of the Fund.

Russell E. Hoss, CFA, President and Portfolio Manager of New Sheridan Advisors, Inc., has served as the portfolio manager of the Fund since its inception.  From 2002 through 2007, Mr. Hoss was employed at Roth Capital Partners, LLC.  During his time at Roth Capital Partners, he was a Senior Research Analyst from 2002 to 2005, Director of Equity Research from 2005 to 2006, and Director of Institutional Sales during 2007.  Mr. Hoss then served as an Analyst for Alder Capital, LLC in 2008.  In 2009, he left to form New Sheridan Advisors, Inc. (formerly Euro Pacific Halter Asia Management, Inc).

Under the heading “YOUR ACCOUNT WITH THE FUND” in the prospectus:

3.	Page 17, under “General Transactions Policies” the following is added as the last paragraph:

Exchange Privilege.  Shareholders may exchange shares of the Fund into shares of the EuroPac International Value Fund, EuroPac International Bond Fund, and EP Asia Small Companies Fund, which are offered in separate prospectuses (Please contact the Fund at 1-888-558-5851 to receive the prospectus for one of those Funds).  Exchanges are not subject to a sales charge.  The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table).  You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.  If you exchange shares through a broker, the broker may charge you a transaction fee.  You may exchange shares by sending a written request to the Fund or by telephone.  Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account, the account number(s), and signed by all shareholders on the account.  In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

Fund Information.  In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the transfer agent.

Please file this Prospectus Supplement with your records.